Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-D

KEY PERFORMANCE FACTORS
June 30, 1997



        Expected B Maturity                         11/17/97


        Blended Coupon                               5.94865%



        Excess Protection Level
          3 Month Average   4.34%
            June, 1997   4.82%
            May, 1997   4.47%
            April, 1997   3.75%


        Cash Yield                                  17.16%


        Investor Charge Offs                         4.60%


        Base Rate                                    7.75%


        Over 35 Day Delinquency                      4.57%


        Seller's Interest                           10.08%


        Total Payment Rate                          12.14%


        Total Principal Balance                     $ 27,184,721,330.37


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 2,741,483,811.88